SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934




Date of the Report:   May 5, 1995      Commission file number 1-5805

                       CHEMICAL BANKING CORPORATION
          (Exact name of registrant as specified in its charter)








          Delaware                                     13-2624428
(State or other jurisdiction                      (I.R.S. Employer
     of incorporation)                            Identification No.)




  270 Park Avenue, New York, New York              10017-2070
(Address of principal executive offices)            (Zip Code)




     Registrant's telephone number, including area code (212) 270-6000
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Items 5.  Other Events

     On April 28, 1995, Chemical Banking Corporation, a Delaware corporation (the "Company"), announced that it intended to redeem all of the outstanding shares of its 10% Convertible Preferred Stock, $1 par value per share (the "Preferred Stock") on May 31, 1995 (the "Redemption Date") at a redemption price of $53.42 per share. The Preferred Stock is convertible at the option of the holder thereof into shares of Common Stock, $1 par value per share, of the Company at any time prior to the close of business on the Redemption Date at the rate of 1.91 shares of Common Stock per share of Preferred Stock.

     Reference is hereby made to the Notice of Redemption of the Preferred Stock which is attached as an exhibit hereto and incorporated herein by reference.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed with this Report:

Exhibit Number                Description

99                            Notice of Redemption
                              Chemical Banking Corporation
                              10% Convertible Preferred Stock

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                                 SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CHEMICAL BANKING CORPORATION
                                      (Registrant)



Dated: May 5, 1995                      By /s/Dina Dublon
                                             Treasurer

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                               EXHIBIT INDEX



Exhibit Number                     Description

99                                 Notice of Redemption
                                   Chemical Banking Corporation
                                   10% Convertible Preferred Stock